UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2023

ASTRA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA  92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On September 5, 2023, the Board of Directors of Astra Energy Inc. (“Astra”) unanimously approved a resolution to commence the process of listing its subsidiary Regreen Technologies Inc. (“Regreen” or “Spinco”) on a senior US exchange with an accompanying IPO or to spin-out Regreen into an existing company on a senior US exchange.

Under the Arrangement, Astra will distribute common shares (each, a “Spinco Share”) of Spinco to Astra’s shareholders. Once the Arrangement becomes effective, Astra shareholders of record will ultimately own shares in two public companies: Spinco, which will focus on the manufacturing, licensing and distribution of equipment based on the patented technology and Astra, the parent company, will continue with both the development of its clean and renewable energy projects abroad and the advancement of the Holcomb Energy Systems Technology initiatives.

The Company will need to take several steps to facilitate the completion of the spin-out. As a first step to preparing stand-alone carve-out financial statements. Furthermore, there are several important internal and external considerations, approvals and conditions that will drive the ultimate timing and structure of any transaction, including, but not limited to, consideration of one-time costs; capital market conditions; determination of the pro forma capitalizations Spinco; final approval by the Company’s Board of Directors; receipt of applicable regulatory approvals; tax considerations, including receipt of any applicable opinions and/or rulings with respect to the U.S. federal income tax treatment of the transaction; and compliance with U.S. securities laws and stock exchange rules and any shareholder vote requirements that may be applicable. Many of these considerations, approvals and conditions will be influenced by and/or be dependent on the specific structure that is ultimately selected.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: September 5, 2023	By:	/s/ Ronald W. Loudoun
Ronald W. Loudon
CEO

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